As filed with the Securities and Exchange Commission on September 28, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 21, 2006

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER ITEMS.

By action dated September 21, 2006, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of (a) an aggregate principal amount of $1,750,000,000 of the Registrant's Callable Three-Month LIBOR Senior Notes, due September 2009 (the "LIBOR Notes"), and (b) an aggregate principal amount of $100,000,000 of the Registrant's Callable Prime Rate Senior Notes, due September 2009 (the "Prime Notes" and together with the LIBOR Notes,  the "Notes"), to Banc of America Securities LLC, Guzman & Company and Samuel A. Ramirez & Company, Inc. (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof.

            On September 21, 2006, the Registrant entered into underwriting agreements with the Underwriters (the "Underwriting Agreements") for the Notes. The terms of each of the offerings and each series of Notes are described in the Registrant's Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated September 21, 2006.  The Underwriting Agreements are attached as Exhibits 1.1 and 1.2 hereto.

            The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-133852 ("Registration No. 333-133852"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  Registration No. 333-133852 registers the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated September 21, 2006 with respect to the offering of the Callable Three-Month LIBOR Senior Notes, due September 2009
1.2	Underwriting Agreement dated September 21, 2006 with respect to the offering of the Callable Prime Rate Senior Notes, due September 2009
4.1	Form of Callable Three-Month LIBOR Senior Note, due September 2009
4.2	Form of Callable Prime Rate Senior Note, due September 2009
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the Callable Three-Month LIBOR Senior Notes, due September 2009 and the Callable Prime Rate Senior Notes, due September 2009
99.1	Press Release disseminated on September 21, 2006, regarding the sale of the Callable Three-Month LIBOR Senior Notes, due September 2009 and the Callable Prime Rate Senior Notes, due September 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                         TERESA M. BRENNER
                                                                                         Associate General Counsel

Dated:  September 28, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated September 21, 2006 with respect to the offering of the Callable Three-Month LIBOR Senior Notes, due September 2009
1.2	Underwriting Agreement dated September 21, 2006 with respect to the offering of the Callable Prime Rate Senior Notes, due September 2009
4.1	Form of Callable Three-Month LIBOR Senior Note, due September 2009
4.2	Form of Callable Prime Rate Senior Notes, due September 2009
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the Callable Three-Month LIBOR Senior Notes, due September 2009 and the Callable Prime Rate Senior Notes, September 2009
99.1	Press Release disseminated on September 21, 2006, regarding the sale of the Callable Three-Month LIBOR Senior Notes, due September 2009 and the Callable Prime Rate Senior Notes, due September 2009